Vanguard Funds

Supplement Dated September 30, 2025, to the Statement of Additional Information

Leadership Announcements

Effective August 31, 2025, Tonya T. Robinson resigned from her roles with each of Vanguard and the Vanguard Funds. Effective September 30, 2025, Natalie Lamarque became Chief Legal Officer and Managing Director of Vanguard. Also effective September 30, 2025, Ms. Lamarque was elected Secretary of each of the Vanguard funds.

Statement of Additional Information Text Changes

All references to Tonya T. Robinson are hereby deleted in their entirety.

In the Management of the Fund(s) section under Officers and Trustees, the following biographical information is added:

			Principal Occupation(s)	Number of
	Position(s)	Vanguard	During the Past Five Years,	Vanguard Funds
	Held With	Funds’ Trustee/	Outside Directorships,	Overseen by
Name, Year of Birth	Funds	Officer Since	and Other Experience	Trustee/Officer
Natalie Lamarque	Secretary	September 2025	Chief Legal Officer of Vanguard (September	224
(1976)			2025-present). Secretary (September 2025-present) of
Vanguard and each of the investment companies served
by Vanguard. Managing director (September
2025-present) of Vanguard. General Counsel and
Secretary (2022-2025) at Principal Financial Group.
General Counsel (2020-2022) and Deputy General
Counsel (2019-2020) at New York Life Insurance
Company. Member of the board of visitors for Duke
University School of Law. Member of the board of
trustees for City Year New York. Member of the advisory
board for New York University School of Law, Program
on Corporate Compliance and Enforcement.
© 2025 The Vanguard Group, Inc. All rights reserved.	SAI ALL3 092025
Vanguard Marketing Corporation, Distributor.